SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES


                              EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 6, 2004



                           OBSIDIAN ENTERPRISES, INC.
             (Exact name of registrant as specified in its chapter)


           Delaware                    0-17430                   35-2154335
 ----------------------------        -----------             -------------------
 (State or other jurisdiction        (Commission               (IRS Employer
        incorporation)               File Number)            Identification No.)


           111 Monument Circle
               Suite 4800
          Indianapolis, Indiana                                 46204
 ----------------------------------------              -----------------------
 (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (317) 237-4122



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

     On May 6, 2004, Obsidian Enterprises, Inc., issued a press release relating to its acquisition of all of the capital stock of Classic Manufacturing, Inc., a Michigan-based manufacturer of open and enclosed trailers, and that press release is furnished herewith as Exhibit 99.1.



Exhibit:

     99.1 Press Release, dated May 6, 2004, issued by Obsidian Enterprises, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           OBSIDIAN ENTERPRISES, INC.


May 7, 2004                                By: /s/ Terry G. Whitesell
---------------------------                    ---------------------------------
Date                                           Terry G. Whitesell